SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) July 13, 1999



                          TOLL BROTHERS, INC.
      (Exact name of Registrant as specified in its charter)


               Delaware                        1-9186         23-2416878
     (State or other juris-                 (Commission    (IRS Employer
     diction of incorporation)                File No.)     Identification No.)


           3103 Philmont Avenue
            Huntingdon Valley, Pennsylvania                         19006
            (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including  area code:  (215) 938-8000


  (Former name or former address, if changed since last report)



Item 5.  Other Events

         The Registrant is filing this current report on From 8-K solely for the purpose of filing the exhibits listed in Item 7 (c) below.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     4.1 Indenture dated as of January 26, 1999 among Toll Corp., Toll Brothers, Inc. and NBD Bank.

     4.2 Authorizing Resolutions relating to $100,000,000 principal amount of 8% Senior Subordinated Notes due 2009 of Toll Corp. guaranteed on a Senior Subordinated basis by Toll Brothers, Inc.






                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       TOLL BROTHERS, INC.
                           (Registrant)


Date: July 13, 1999           By:  /s/ Joseph R. Sicree
                                  Name:  Joseph R. Sicree
                                  Title:   Vice President












                         EXHIBIT INDEX


Exhibit             Description

4.1 Indenture dated as of January 26, 1999 among Toll Corp., Toll Brothers, Inc. and NBD Bank.

4.2 Authorizing Resolutions relating to $100,000,000 principal amount of 8% Senior Subordinated Notes due 2009 of Toll Corp., guaranteed on a Senior Subordinated basis by Toll Brothers, Inc.

*Filed electronically herewith.